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                  FIRST AMENDMENT TO INVESTOR RIGHTS AGREEMENT

         This First Amendment (the "Amendment") to the Investor Rights Agreement dated June 13, 1994 (the "Agreement") among George M. Marcus, Essex Property Trust, Inc., a Maryland corporation (the "Company"), and certain other individuals (Mr. Marcus and such other individuals, the "Holders"), pursuant to which the Company has granted certain registration rights to the Holders, is executed as of this 1st day of July, 1996, by and between the Company, George M. Marcus, and The Marcus and Millichap Company (Mr. Marcus and The Marcus and Millichap Company are collectively referred to as the "Investor"); the Investor in the aggregate holds more than seventy percent (70%) of the outstanding Registrable Securities. Capitalized terms used herein shall have the meaning set forth in the Agreement, unless otherwise specified.

         A.       Amendment

         Pursuant to Section B(6) of the Agreement, the parties hereto hereby agree that Section A(11) of the Agreement is hereby amended in its entirety to read as follows:

                  "11.     Limitations on Subsequent Registration Rights. From
         and after the date hereof, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such new registration rights, including standoff obligations, are subordinate to the registration rights granted Holders hereunder; provided, however, that the registration rights of the Holders of the Registrable Securities shall be subordinate to the registration rights of the holders of the Company's 8.75% Convertible Preferred Stock, Series 1996A (the `Preferred Stock') as of the initial date of issuance of shares of the Preferred Stock."

         This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         B.       Miscellaneous

                  1. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

                  2. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                  3. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

                  4. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Amendment, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.
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         IN WITNESS WHEREOF, this First Amendment to the Agreement has been executed as of July 1, 1996.

                                     INVESTOR
                                       (Representing more than 70% of the
                                         outstanding Registrable Securities):

                                     /s/  George M. Marcus
                                     -------------------------------------------
                                     George M. Marcus

                                     Essex Property Trust, Inc.


                                     By: /s/  Michael Schall
                                        ----------------------------------------

                                     Its:  CFO
                                         ---------------------------------------

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         IN WITNESS WHEREOF, this First Amendment to the Agreement has been executed as of July 1, 1996.


                                                INVESTOR

                                                THE MARCUS AND MILLICHAP COMPANY


                                                By: /s/ George M. Marcus
                                                    ----------------------------

                                                Its: Chairman
                                                     ---------------------------